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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2005


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                             SOLA INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


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            Delaware                      1-13606              94-3189941
(State or other jurisdiction of         (Commission         (I.R.S. Employer
 incorporation or organization)         file number)       Identification No.)

                      10590 West Ocean Air Drive, Suite 300
                               San Diego, CA 92130
                    (Address of principal executive offices)

                          (858) 509-9899 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     On February 28, 2005, the stockholders of SOLA International Inc., a Delaware corporation (the "Company"), approved an agreement and plan of merger under which Carl Zeiss TopCo GmbH would acquire all of the outstanding shares of the Company for $28 per share. A favorable vote by a majority of shares outstanding was required for the approval and adoption of the agreement and plan of merger.

     A copy of the press release issued by the Company on March 1, 2005 is filed as an exhibit hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     Exhibits. The following exhibits are filed herewith:

        Exhibit No.              Description
        -----------              -----------

        99.1                     Press Release



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 1, 2005


                                   SOLA INTERNATIONAL INC.


                                   By:    /s/ Ronald F. Dutt
                                          ----------------------------------
                                          Name:  Ronald F. Dutt
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer